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      As filed with the Securities and Exchange Commission on July 3, 2001



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                          Date of Report: July 3, 2001
                        (Date of earliest event reported)



                     SECURITY ASSOCIATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)

          Delaware                     000-20870                 87-0467198
(State or other Jurisdiction     (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)



                  2101 South Arlington Heights Road, Suite 150
                     Arlington Heights, Illinois 60005-4142
                    (Address of Principal Executive Offices)

                                 (847) 956-8650
               (Registrant's telephone number including area code)

                                       n/a
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

On July 3, 2001, SAI issued the following press release:


SECURITY ASSOCIATES AND KING/MONITAL

CALL OFF PLANNED MERGER

JULY 3, 2001 - ARLINGTON HEIGHTS, IL SECURITY ASSOCIATES INTERNATIONAL, INC.
(SAI) (AMEX: SAI) AND KING CENTRAL/MONITAL, THE NATIONS' TWO LARGEST WHOLESALE MONITORING COMPANIES, TODAY ANNOUNCED THEIR PLANNED MERGER HAS BEEN CANCELED DUE TO FORCES OUTSIDE THE COMPANIES' CONTROL.

The merger pact, first announced in May 2000, also involved an agreement to merge with SecurityVillage.com, a New York, NY- based firm, founded in November 1999, that planned to develop and provide web-based interactive services to the wired home and business market. The merger agreement called for a significant cash investment by SecurityVillage in the combined entity. Dramatically changed conditions in the financial markets for technology and related ventures ultimately led to the joint decision to terminate the merger agreement.

Tom Few, president of King/Monital and James Brannen, president of Security Associates, in a joint statement said, "Over the past number of months the companies continued to explore the possibility of a transaction apart from SecurityVillage but have not been successful in arriving at terms which meet the needs of both parties. We're still hopeful that down the road we can work something out that will benefit our dealers as the combined company would be powerfully attractive as a means to deliver value added services nationwide.

Since mutually acceptable amended merger terms can not be agreed upon, it was deemed in the best interests of both companies to suspend formal negotiations and proceed to develop our businesses independently. However, informal discussions are ongoing between our companies. We expect to identify a number of ways to work together to expand opportunities for our respective dealers."

Certain statements contained herein that are not historical facts constitute "forward-looking statements" within the meaning of the Federal Securities Laws. In addition, when used herein the words "anticipates," "intends," "seeks," "believes," "estimates," and "expects" and similar expressions as they relate to the Company or its management are intended to identify such forward-looking statements. Such statements are subject to a number of risks and uncertainties. The Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, adverse economic conditions, changes in corporate strategy, availability of capital and intensifying competition. The Company undertakes no obligation to revise these forward-looking statements to reflect any future events or circumstances.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Security Associates International, Inc.
                                              (Registrant)

                                By:   /s/     James S. Brannen
                                    --------------------------
                                    James S. Brannen
                                    President, Chief Executive Officer

Date: July 3, 2001


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